SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  August 29, 2005


                       WINDSWEPT ENVIRONMENTAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                       0-17072                 11-2844247
         --------                       -------                 ----------
(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)


100 SWEENEYDALE AVENUE, BAY SHORE, NEW YORK                       11706
-------------------------------------------                       -----
(Address of principal executive offices)                        (Zip Code)


                                 (631) 434-1300
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.
           ------------------------------------------

           The information set forth below in Item 5.02 is hereby incorporated by reference into this Item 1.01.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
           -------------------------------------------------------------------

           On August 29, 2005, Andrew C. Lunetta, 55, was appointed to the position of Chief Financial Officer of Windswept Environmental Group, Inc.

           Prior to his position with the Company, Mr. Lunetta served as the CFO of The Tyree Company, a Long Island based construction company that performs maintenance and environmental services throughout the New England states, from January 2004 to August 2005. Prior to his position with The Tyree Company, Mr. Lunetta served as the CFO of The Holiday Organization, one of the leading real estate developers on Long Island, from November 1998 to December 2003. Prior to this position, Mr. Lunetta served three years as the CFO of Tostel Corp. (TSTLF.PK), a publicly traded construction company.

           Mr. Lunetta is a licensed CPA in the state of New York and received a BS degree in Accounting from Long Island University in 1973 and an MBA in Finance from Pace University in 1980.

           There is no employment agreement between the Company and Mr. Lunetta. Effective August 29, 2005, Mr. Lunetta will receive an annual salary of $160,000.

           A press release, announcing Mr. Lunetta's appointment as Chief Financial Officer of the Company was issued on August 31, 2005. A copy of such press release is attached to this report as Exhibit 99.01.

Item 8.01  Other Events.
           ------------

           On May 31, 2005, the Company hired Walter Gallocher as its Controller. Mr. Gallocher has over twenty-five years of construction and manufacturing experience. Prior to joining the Company, from June 2003 to October 2004, Mr. Gallocher served as Controller of Diversified Construction Corp., a Long Island demolition and site works contractor. Prior to this position, from September 2000 to January 2003, Mr. Gallocher served as Controller of Bi-County Industries, Inc., a Long Island equipment services company. Mr. Gallocher received a BBA degree in Accounting from St. John's University in 1964 and an MBA in Finance from Baruch School, CUNY in 1972.

           On August 31, 2005, the Company also issued a second press release, which is attached to this report as Exhibit 99.02. On August 30, 2005, the Company issued a corrective press release, which is attached to this report as
Exhibit 99.03. On August 29, 2005, the Company issued a press release, which is attached to this report as Exhibit 99.04.


Item 9.01  Exhibits
           --------

Exhibit
Number     Description
-------    -----------

99.01      Press Release Issued by the Company, on August 31, 2005.
99.02      Press Release Issued by the Company, on August 31, 2005.
99.03      Press Release Issued by the Company, on August 30, 2005.
99.04      Press Release Issued by the Company, on August 29, 2005.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   WINDSWEPT ENVIRONMENTAL GROUP, INC.


                                   By:      /s/ Michael O'Reilly
                                       -----------------------------------------
                                       Michael O'Reilly, Chief Executive Officer


Date:    August 31, 2005